SUB-ITEM 77Q3


DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U, AND 74V.

FOR PERIOD ENDING  6/30/2006
FILE NUMBER 811-9913
SERIES NO.: 1

72DD    1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A                                                      $ 4,185
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B1                                                       $ 284
          Class C                                                      $ 1,241
          Class R                                                          $ -
          Institutional Class                                              $ -


73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                                                       0.2583
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B1                                                      0.1207
          Class C                                                       0.2462
          Class R                                                       0.1100
          Institutional Class                                           0.1194


74U.    1 Number of shares outstanding (000's Omitted)
          Class A                                                       14,258
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B1                                                       2,311
          Class C                                                        4,910
          Class R                                                            9
          Institutional Class                                                1


74V.   1  Net asset value per share (to nearest cent)
          Class A                                                       $ 9.06
       2  Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B1                                                      $ 9.07
          Class C                                                       $ 9.04
          Class R                                                       $ 9.06
          Institutional Class                                           $ 9.06